UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 21, 2005

                           Material Technologies, Inc.
                           ---------------------------
              Exact Name of Registrant as specified in its charter



Delaware                                33-23617                  95-4622822
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State or other jurisdiction            Commission                IRS Employer
    of incorporation                   File Number            Identification No.


        11661 San Vicente Blvd., Suite 707, Los Angeles, California 90049
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                 Address of principal executive offices Zip Code

       Registrant's telephone number, including area code: (310) 208-5589

Item 4.01.  Changes in Registrant's Certifying Accountant
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(a) Farber & Hass, LLP (hereinafter "Farber") was dismissed by the Company as its principal independent accountant, effective January 20, 2005. Farber did not issue a report in either of the last two years, as they were engaged only to perform reviews of the Company's interim financial statements for each of the three quarters in the period ended September 30, 2004. The decision to change accountants was recommended and approved by the Board of Directors. There were no disagreements with Farber on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure from the time of their appointment as the Company's certifying accountant through January 20, 2005.

(b) The Company has engaged Corbin & Company, LLP (hereinafter "Corbin") as the principal accountants to audit the Company's financial statements effective as of January 21, 2005. The Company, during its most recent fiscal year and any subsequent interim period to the date hereof, did not have discussions nor has it consulted with Corbin regarding the following: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion to be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Farber concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matters that were the subject of a "disagreement", as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event.

The Company has provided Farber with a copy of the disclosures contained in this Form 8-K and has requested Farber to furnish a letter in accordance with Regulation S-B Item 304(a)(3).


Item 9.01.  Financial Statements and Exhibits.
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(c) Exhibits

The following exhibits are filed herewith:

Exhibit Number
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16.1           Letter, dated January 20, 2005 from Farber to the Securities and
               Exchange Commission




                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Material Technologies, Inc.
                                           ---------------------------



January 21, 2005                           By:   /s/ Robert M. Bernstein
----------------                              -----------------------------
                                              Robert M. Bernstein, CEO